UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT
                                 OF
            REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-1530

Name of Registrant: Vanguard Explorer Fund

Address of Registrant: P.O. Box 2600
                       Valley Forge, PA 19482

Name and address of agent for service:      R. Gregory Barton, Esquire
                                            P.O. Box 876
                                            Valley Forge, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  October 31

Date of reporting period: November 1, 2002 - April 30, 2003

Item 1: Reports to Shareholders

                               VANGUARD(R) EXPLORER(TM) FUND

Semiannual Report
                                [Graphic Art]
                 April 30, 2003

                                                          THE VANGUARD GROUP (R)

ETERNAL PRINCIPLES

Markets change, but the principles of successful investing do not. During the past few years, radical upheaval in the stock market has displayed the power of this simple truth to dramatic effect.

     In the late 1990s, stocks experienced one of the greatest bull markets in financial history. Then, in March 2000, the longest downturn since the Great Depression began.

     In both bull and bear markets, however, the principles of successful investing are identical: balance, diversification, and attention to costs. Balance among stock, bond, and money market funds allows you to pursue long-term growth while moderating your risk. Diversification limits your exposure to the disasters that can befall any one security or sector. Attention to costs means you keep a larger share of any rewards produced by your investments.

     These principles are timeless. In fact, they're the basis of our very first mutual fund--Vanguard(R) Wellington(TM) Fund, a balanced portfolio established in 1929. Over time, balance, diversification, and attention to costs have proven to be the master keys to investment success.

================================================================================
SUMMARY
--------------------------------------------------------------------------------

* Vanguard Explorer Fund's Investor Shares returned 6.1%--a solid performance that surpassed that of its average peer but lagged that of its primary index benchmark.

* The six-month period was marked by short, powerful stock market rallies, with longer stretches of weakness in between.

* More than a third of the Explorer Fund's returns came from just one sector: technology.
--------------------------------------------------------------------------------

================================================================================
CONTENTS
--------------------------------------------------------------------------------
   1  Letter from the Chairman
   5  Report from the Advisers
   7  Fund Profile
   8  Performance Summary
   9  Results of Proxy Voting
  10  Financial Statements
================================================================================

================================================================================
LETTER FROM THE CHAIRMAN
                                                    [Picture of John J. Brennan]
Fellow Shareholder,

The Investor Shares of Vanguard Explorer Fund produced a 6.1% return during the first six months of the fund's 2003 fiscal year. Explorer's Admiral Shares returned 6.2%. These results were superior to that of the broad stock market and the average return of the fund's peers but lagged the 7.8% gain of the Russell 2500 Growth Index--the unmanaged benchmark we consider the best comparative measure for the fund. The returns of your fund and its benchmarks appear in the adjacent table.

=====================================================
TOTAL RETURNS                        SIX MONTHS ENDED
                                       APRIL 30, 2003
-----------------------------------------------------
VANGUARD EXPLORER FUND
  Investor Shares                                6.1%
  Admiral Shares                                 6.2
Average Small-Cap Growth Fund*                   4.6
Russell 2500 Growth Index                        7.8
Wilshire 5000 Index                              5.0
-----------------------------------------------------
*Derived from data provided by Lipper Inc.
=====================================================

     Although the Explorer Fund earned good absolute returns in growth-heavy sectors such as technology, its commitment to those strong-performing sectors wasn't quite as large as that of the Russell 2500 Growth Index, which explains much of the fund's relative underperformance. On the other hand, your fund produced solid gains in producer durables and auto & transportation--sectors not typically mined by growth funds--partially closing the gap.

     For   the   per-share   components   of   your   fund's   six-month   total
returns--starting and ending net asset values, plus income distributions--see page 4.

STOCKS OPENED AND CLOSED STRONGLY
During the six months ended April 30, 2003, the overall U.S. stock market, as measured by the Wilshire 5000 Total Market Index, returned 5.0%, a performance reflecting vigorous rallies at the beginning and end of the period. Inside these bookends, however, stock prices drifted lower, depressed by investor apprehension about geopolitical tensions and generally glum economic news. Although the U.S. military campaign in Iraq was brief and successful, economic uncertainty remained. Consumer spending was strong, but the job market deteriorated, and the red-hot real estate market began to cool. The broad economy registered anemic growth.

     Small stocks, as represented by the Russell 2000 Index, performed better than the large stocks in the

================================================================================
ADMIRAL(TM) SHARES A LOWER-COST CLASS OF SHARES AVAILABLE TO MANY LONGTIME SHAREHOLDERS AND TO THOSE WITH SIGNIFICANT INVESTMENTS IN THE FUND.
================================================================================

Russell 1000 Index, while growth stocks (those that are expected to produce rapid earnings growth) and value stocks (those that generally trade at below-market valuations) produced similar returns.

BONDS DEFIED EXPECTATIONS
Bonds generated surprisingly strong results, with the Lehman Brothers Aggregate Bond Index--a broad measure of the taxable bond market--returning 4.3%. Bond yields began the fiscal half-year at their lowest levels in 40 years, which would generally portend unimpressive returns, but the bond market rallied further, in part because of a strong rebound in hard-hit corporate bonds. Long- and intermediate-term interest rates fell modestly during the period, and the yield of the 3-month U.S. Treasury bill--a fair proxy for money market yields--declined 34 basis points (0.34 percentage point) to 1.11%.

================================================================================
MARKET BAROMETER                                                  TOTAL RETURNS
                                                   PERIODS ENDED APRIL 30, 2003
                                              ---------------------------------
                                                        SIX      ONE       FIVE
                                                      MONTHS     YEAR    YEARS*
-------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                         4.8%   -13.5%     -2.3%
Russell 2000 Index (Small-caps)                         7.6    -20.8      -2.5
Wilshire 5000 Index (Entire market)                     5.0    -13.6      -2.6
MSCI All Country World Index Free
  ex USA (International)                                3.1    -15.2      -4.9
-------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                             4.3%    10.5%      7.6%
 (Broad taxable market)
Lehman Municipal Bond Index                             3.6      8.5       6.3
Citigroup 3-Month Treasury Bill Index                   0.6      1.5       4.0
===============================================================================
CPI
Consumer Price Index                                    1.4%     2.2%      2.5%
===============================================================================
*Annualized.
================================================================================

THE FUND'S ADVISERS CHOSE WELL IN MANY SECTORS
In the first half of its 2003 fiscal year, Vanguard Explorer Fund benefited from the generally strong performance of smaller stocks, which delivered a return more than 2 percentage points higher than that of the broad stock market.

     In particular, your fund posted substantial gains in traditional growth-stock areas such as the technology sector. The Explorer Fund's stake in technology, which was the period's best-performing sector, accounted for more than one-third of the fund's half-year results.

     Your fund also earned good results outside the traditional growth sectors, distinguishing itself with fine stock selection in the auto & transportation, producer durables, and financial services sectors. Its stock selections in auto & transportation and producer durables--both sectors dominated by slow-growing,

================================================================================
THE FUND EARNED MUCH OF ITS RETURN IN THE TECHNOLOGY SECTOR, BUT ALSO BENEFITED FROM GOOD STOCK SELECTION IN PRODUCER DURABLES.
================================================================================
heavy manufacturing companies--produced double-digit returns, far exceeding the returns of those same sectors in the Russell 2500 Growth Index.

     Overall, however, the advisers who manage the portfolio underperformed the Russell 2500 Growth Index, though they navigated your fund to peer-beating results. (The five advisers and their share of portfolio assets are listed in the table below.) This shortfall was primarily the result of Explorer's smaller average weighting in technology compared with the benchmark. It's also worth noting, however, that the index is a theoretical construct having no operating or transaction costs, which can be substantial among small-cap growth stocks.

================================================================================
YOUR FUND BESTED ITS AVERAGE PEER, BUT LAGGED THE UNMANAGED RUSSELL 2500 GROWTH INDEX.
================================================================================

DIVERSIFICATION: THE PRUDENT RESPONSE
The stock market's strong returns in recent months represent a welcome break from what has been a very long downturn. While we hope that the market's broad-based upturn marks the start of a new performance cycle that will allow investors to recoup some of the losses sustained in recent years, the wisest investment approach is to build a portfolio that can weather any market-- up, down, or sideways.

     That's why we advise investors to establish an allocation of stock, bond, and money market funds consistent with their goals, time horizon, risk tolerance, and unique financial circumstances. Diversification is the most prudent response to the financial markets' inherent uncertainties.

     Vanguard Explorer Fund can play an important role in a diversified portfolio, providing broad-based exposure to the market's small growth stocks. It also exemplifies two keys to investment success: low costs and a long-term focus. During the first six months of fiscal 2003, for example, your fund carried an annualized expense ratio of 0.78% (0.61% for Admiral Shares); the average peer charged an imposing 1.74%. And this fiscal year Explorer marks 35 years of distinguished service to shareholders--a long life among mutual

================================================================================
=============================================================
FUND ASSETS MANAGED                        APRIL 30, 2003
                                        ---------------------
                                        $ MILLION  PERCENTAGE
-------------------------------------------------------------
Granahan Investment Management, Inc.       $1,309         33%
Wellington Management Company, llp            964         23
Grantham, Mayo, Van Otterloo & Co. LLC        750         18
Vanguard Quantitative Equity Group            501         12
Chartwell Investment Partners                 430         10
Cash Investments*                             154          4
-------------------------------------------------------------
Total                                      $4,108        100%
=============================================================
*This cash is invested by The Vanguard Group in equity index products to simulate investment in stocks. Each adviser may also maintain a modest cash position.
================================================================================
funds in general, and an unusually long record for those investing in the market's smaller stocks.

     We thank you for your continued trust and confidence.

Sincerely,


/s:/John J. Brennan/

John J. Brennan
Chairman and Chief Executive Officer

May 12, 2003


================================================================================
YOUR FUND'S PERFORMANCE AT A GLANCE              OCTOBER 31, 2002-APRIL 30, 2003

                                                       DISTRIBUTIONS PER SHARE
                                                     ---------------------------
                       STARTING          ENDING          INCOME         CAPITAL
                    SHARE PRICE     SHARE PRICE       DIVIDENDS           GAINS
--------------------------------------------------------------------------------
Explorer Fund
  Investor Shares        $44.60          $47.31          $0.005          $0.000
  Admiral Shares          41.43           43.95           0.043           0.000
================================================================================

REPORT FROM THE ADVISERS

During the six months ended April 30, 2003, the Investor Shares of Vanguard Explorer Fund returned 6.1% and the Admiral Shares, 6.2%. The fund's performance was superior to the 4.6% return of our average peer, but was less impressive than the 7.8% return of the Russell 2500 Growth Index, Explorer's new primary benchmark as of January 31, 2003. (The Russell 2000 Growth Index, the fund's previous primary benchmark, returned 7.7% during the period.)

     The past six months have been volatile. Investors greeted the new year, and President George Bush's plan for "jobs and growth," with optimism. The subsequent preparation for the war with Iraq eroded this optimism, but the conflict's swift and successful resolution ignited a powerful rally in the broad stock market.

     The market is now looking beyond the war to the shape of the domestic and world economies. The talk among executives in our portfolio companies is not about wartime uncertainty and rising raw-materials costs (fuel, in particular) but about spending patterns in the months to come. We are paying close attention to business-confidence levels and are monitoring capital spending. U.S. consumers have done their "fair share" and may need a rest; if growth is to resume, it needs to be spurred by business investment.

THE FUND'S SUCCESSES
The Explorer Fund had strong performance in stocks that can be broadly classified as industrial holdings, most notably in AirTran Holdings, a low-fare airline that is benefiting from the contraction and bankruptcies that are roiling the hub carriers. AirTran returned more than 100% for the half-year. EGL, a global transportation and supply-chain management company, also performed admirably. Our producer durables stocks delivered solid results, thanks to our large investment in Garmin, a rapidly growing maker of GPS (Global Positioning System) products for consumers. Palm Harbor Homes, a producer of manufactured housing, was another top performer.

     Although, on average, we were modestly underweighted in technology stocks relative to the Russell 2500 Growth Index, we enjoyed strong performance from several holdings, with disk-drive companies Agere Systems, Maxtor, and Western Digital leading the way.

THE FUND'S SHORTFALLS
In addition to our underweighting in tech stocks, our shortfall relative to the benchmark was a

================================================================================
INVESTMENT PHILOSOPHY

THE FUND REFLECTS A BELIEF THAT SUPERIOR LONG-TERM INVESTMENT RESULTS CAN BE ACHIEVED BY SELECTING A DIVERSIFIED GROUP OF SMALL-COMPANY STOCKS WITH PROSPECTS FOR ABOVE-AVERAGE GROWTH.
================================================================================
function of several individual tech stock selections, including WebEx Communications, which was hit following Microsoft's acquisition of a competitor in collaborative Web browsing. A handful of Internet-related stocks, including Overture Services, an online marketing company, also turned in disappointing results.

     On balance, our consumer-oriented stocks also detracted from relative performance, both because we were slightly underweighted in these sectors and because we held some poorly performing stocks. Particularly burdensome were Scholastic (educational materials), which suffered from a decline in book-club and retail business, and BJ's Wholesale Club, a warehouse retail club that continues to struggle. We remain optimistic about Scholastic, but have cooled on BJ's Wholesale.

THE FUND'S POSITIONING
Among our portfolio companies, we are beginning to see some acceleration in earnings growth, albeit from depressed levels. In general, the higher earnings aren't yet the result of higher sales. Instead, company managements have succeeded in cutting costs in an environment of relatively tepid demand.

     Based on current earnings, stock valuations remain high. On a positive note, earnings are proving more stable than in recent periods. Whether stocks remain expensive depends in part on whether companies can drive earnings higher. Although a broad-based economic rebound is not a prerequisite (as stated, our companies have generated some growth through internal improvements), a healthy economy would greatly accelerate matters.

     In our opinion, sustained economic growth is mostly a question of "when," not "if." Accordingly, we have been combing through our expansive universe of potential holdings to find companies that should perform well in a growing economy. The three-year bear market has left small-capitalization managers with a much larger selection, and we continue to find a target-rich investment environment. Red Hat, a software company that we recently added, embodies many of the characteristics that we are emphasizing in the portfolio--market share leadership, lean cost structure, and solid capitalization. During the past quarter, we increased our weightings in this and other such promising names.

Granahan Investment Management, Inc.
Wellington Management Company, llp
Grantham, Mayo, Van Otterloo & Co. LLC
Vanguard Quantitative Equity Group
Chartwell Investment Partners

May 16, 2003

================================================================================
FUND PROFILE                                                As of April 30, 2003

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index.


EXPLORER FUND
==================================================
PORTFOLIO CHARACTERISTICS

                              COMPARATIVE    BROAD
                         FUND      INDEX*  INDEX**
--------------------------------------------------
Number of Stocks         926       1,529    5,546
Median Market Cap       $1.2B       $1.2B   $28.2B
Price/Earnings Ratio    30.2x       28.6x    20.8x
Price/Book Ratio         2.2x        2.6x     2.6x
Yield                                0.6%     1.7%
  Investor Shares        0.0%
  Admiral Shares         0.2%
Return on Equity        13.1%       15.6%    20.9%
Earnings Growth Rate    11.1%       15.4%     8.6%
Foreign Holdings         2.3%        0.0%     0.3%
Turnover Rate            66%+         --       --
Expense Ratio                         --       --
  Investor Shares      0.78%+
  Admiral Shares       0.61%+
Cash Investments         4.0%         --       --
--------------------------------------------------

==================================================
TEN LARGEST HOLDINGS (% of total net assets)

Maxtor Corp.                         0.9%
  (computer technology)
Garmin Ltd.                          0.8
  (telecommunications)
Cree, Inc.                           0.8
  (electronics)
C.H. Robinson Worldwide, Inc.        0.7
  (transportation)
Western Digital Corp.                0.7
  (computer technology)
Coventry Health Care Inc.            0.7
  (health care products and services)
Foot Locker, Inc.                    0.7
  (retail)
The Dun & Bradstreet Corp.           0.7
  (financial services)
Mettler-Toledo International Inc.    0.6
  (electronics)
Mentor Corp.                         0.6
  (medical)
--------------------------------------------------
Top Ten                              7.2%
==================================================
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

==============================================================
VOLATILITY MEASURES

                           COMPARATIVE                   BROAD
                  FUND          INDEX*      FUND       INDEX**
--------------------------------------------------------------
R-Squared         0.94            1.00      0.82          1.00
Beta              0.80            1.00      1.24          1.00
==============================================================

======================
INVESTMENT FOCUS

STYLE - GROWTH
MARKET CAP - SMALL
======================

====================================================
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)

                               COMPARATIVE     BROAD
                          FUND      INDEX*   INDEX**
----------------------------------------------------
Auto & Transportation     4.1%        3.1%      2.6%
Consumer Discretionary   22.1        23.6      15.6
Consumer Staples          1.6         2.6       6.8
Financial Services       13.8        15.5      22.5
Health Care              19.8        19.6      14.2
Integrated Oils           0.0         0.0       3.6
Other Energy              5.3         4.5       2.1
Materials & Processing    4.3         4.2       3.7
Producer Durables         7.4         6.6       3.9
Technology               19.3        18.1      13.2
Utilities                 1.7         1.9       6.9
Other                     0.6         0.3       4.9
====================================================


 *Russell 2500 Growth Index.
**Wilshire 5000 Index.
 +Annualized.

                                                            Visit our website at
                                                                WWW.VANGUARD.COM
                                         for regularly updated fund information.

================================================================================
PERFORMANCE SUMMARY                                         As of April 30, 2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

EXPLORER FUND
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) October 31, 1992-April 30, 2003

           SCALE RANGE  -45% to 60%

         EXPLORER FUND   RUSSELL 2500
       INVESTOR SHARES   GROWTH INDEX
      ----------------   ------------
1993        22.3%           24.0%
1994         4.5             1.9
1995        17.5            23.5
1996        18.0            16.5
1997        18.9            21.8
1998       -11.2           -13.9
1999        25.1            37.4
2000        42.6            29.7
2001       -16.2           -33.1
2002       -13.9           -20.6
2003*        6.1             7.8

*Six months ended April 30, 2003.
Note: See Financial Highlights tables on pages 24 and 25 for dividend and capital gains information.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS for periods ended March 31, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                                TEN YEARS
                                         ONE       FIVE  -----------------------
                  INCEPTION DATE        YEAR      YEARS  CAPITAL  INCOME   TOTAL
--------------------------------------------------------------------------------
Explorer Fund
  Investor Shares     12/11/1967     -28.80%      0.48%    7.68%   0.35%   8.03%
  Admiral Shares      11/12/2001     -28.72     -14.11*      --      --      --

*Return since inception.

================================================================================
NOTICE TO SHAREHOLDERS

At a special meeting of shareholders on December 3, 2002, fund shareholders approved the following proposals:

- ELECT TRUSTEES FOR THE FUND. The individuals listed in the table below were elected as trustees for the fund. All trustees served as trustees to the fund prior to the shareholder meeting.
--------------------------------------------------------------------------------
                                                                      PERCENTAGE
TRUSTEE                             FOR           WITHHELD                   FOR
--------------------------------------------------------------------------------
John J. Brennan           2,340,906,512         31,825,357                 98.7%
Charles D. Ellis          2,340,596,667         32,135,201                 98.6
Rajiv L. Gupta            2,336,110,501         36,621,367                 98.5
JoAnn Heffernan Heisen    2,339,958,404         32,773,464                 98.6
Burton G. Malkiel         2,336,053,462         36,678,407                 98.5
Alfred M. Rankin, Jr.     2,336,569,407         36,162,462                 98.5
J. Lawrence Wilson        2,336,138,643         36,593,225                 98.5
--------------------------------------------------------------------------------

- CHANGE THE FUND'S POLICY ON INVESTING IN OTHER MUTUAL FUNDS. This change enables the fund to invest its cash reserves in specially created money market and short-term bond funds. This new cash management program, which is similar to those of other large mutual fund complexes, should help the fund to achieve greater diversification and to earn modestly higher returns on its cash reserves. The fund will need Securities and Exchange Commission approval before implementing this new cash management program.

--------------------------------------------------------------------------------
                                                           BROKER     PERCENTAGE
FOR                  AGAINST           ABSTAIN          NON-VOTES            FOR
--------------------------------------------------------------------------------
2,186,352,220     83,993,382        36,323,444         66,062,823          92.1%
--------------------------------------------------------------------------------


Note: Vote tabulations are rounded to the nearest whole number.

================================================================================
FINANCIAL STATEMENTS                                  April 30, 2003 (unaudited)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

================================================================================
                                                                          MARKET
                                                                          VALUE*
EXPLORER FUND                                 SHARES                       (000)
--------------------------------------------------------------------------------
COMMON STOCKS (92.1%)(1)
--------------------------------------------------------------------------------
AUTO & Transportation (3.8%)
  C.H. Robinson Worldwide, Inc.              828,600                      30,484
  Tidewater Inc.                             793,600                      21,347
* EGL, Inc.                                  956,900                      15,349
  Polaris Industries, Inc.                   287,400                      15,195
* Heartland Express, Inc.                    511,960                      11,775
  CNF Inc.                                   362,100                      10,986
  BorgWarner, Inc.                           123,800                       7,263
* AirTran Holdings, Inc.                     858,600                       6,740
* Pacer International, Inc.                  360,215                       5,727
* Navistar International Corp.               202,400                       5,647
* Landstar System, Inc.                       68,100                       4,231
  Thor Industries, Inc.                      111,000                       3,550
* JetBlue Airways Corp.                      100,400                       3,156
  Oshkosh Truck Corp.                         29,400                       1,646
  Superior Industries
    International, Inc.                       39,100                       1,547
  Winnebago Industries, Inc.                  34,100                       1,262
  ArvinMeritor, Inc.                          73,900                       1,169
* SCS Transportation, Inc.                    83,100                         996
* ExpressJet Holdings, Inc.                   83,600                         966
* Atlantic Coast Airlines
    Holdings Inc.                            113,700                         949
  Arctic Cat, Inc.                            47,932                         873
* Mesa Air Group Inc.                        157,000                         845
* P.A.M. Transportation
    Services, Inc.                            33,700                         800
--------------------------------------------------------------------------------
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                              SHARES                       (000)
--------------------------------------------------------------------------------
* Frontier Airlines, Inc.                    101,650                         615
* Aftermarket Technology Corp.                42,524                         453
* Tower Automotive, Inc.                     157,600                         441
  Spartan Motors, Inc.                        32,400                         303
  Wabtec Corp.                                23,900                         293
* Keystone Automotive
    Industries, Inc.                          13,300                         243
                                                                     -----------
                                                                         154,851
                                                                     -----------
CONSUMER DISCRETIONARY (20.4%)
  ADVERTISING AGENCIES (1.0%)
* Lamar Advertising Co. Class A              654,950                      23,526
  Harte-Hanks, Inc.                          714,500                      12,861
* Catalina Marketing Corp.                   112,700                       2,009

  CABLE TELEVISION SERVICES (0.4%)
* Insight Communications Co., Inc.           981,700                      13,479
* TiVo Inc.                                   86,400                         514

  CASINOS & GAMBLING (1.0%)
* Shuffle Master, Inc.                       564,900                      12,936
* Station Casinos, Inc.                      236,000                       5,100
* Wynn Resorts Ltd.                          300,700                       5,079
* GTECH Holdings Corp.                       131,400                       4,424
* MTR Gaming Group Inc.                      476,100                       3,856
* Boyd Gaming Corp.                          249,200                       3,551
* Multimedia Games Inc.                       53,100                       1,338
* Isle of Capri Casinos, Inc.                 92,900                       1,199
* Scientific Games Corp.                      90,100                         587
* Ameristar Casinos, Inc.                     36,000                         488
--------------------------------------------------------------------------------

================================================================================
                                                                          MARKET
                                                                          VALUE*
                                              SHARES                       (000)
--------------------------------------------------------------------------------
  COMMERCIAL INFORMATION SERVICES (0.2%)
* SOURCECORP, Inc.                           305,000                       4,819
* ProQuest Co.                                58,800                       1,475
* LookSmart, Ltd.                            434,294                       1,464
* Arbitron Inc.                               25,800                         879

  CONSUMER ELECTRONICS (0.5%)
* Take-Two Interactive
    Software, Inc.                           250,700                       5,640
* United Online, Inc.                        220,500                       4,930
* Register.com, Inc.                         635,300                       3,621
* PLATO Learning, Inc.                       401,666                       1,868
* THQ Inc.                                    87,450                       1,236
* iVillage Inc.                            1,720,400                       1,084
* Alloy, Inc.                                133,500                         808
* DoubleClick Inc.                            93,100                         801
* NetFlix.com, Inc.                           33,900                         776
* eUniverse, Inc.                            111,882                         430

  CONSUMER PRODUCTS (0.4%)
  Blyth, Inc.                                170,700                       4,503
* Oakley, Inc.                               183,700                       1,929
  Matthews International Corp.                71,342                       1,681
  The Nautilus Group, Inc.                   128,700                       1,634
* Jarden Corp.                                51,600                       1,522
* The Topps Co., Inc.                        157,200                       1,464
  The Toro Co.                                30,400                       1,134
* The Yankee Candle Co., Inc.                 28,400                         622

  COSMETICS
  Nu Skin Enterprises, Inc.                  100,100                         901
* Elizabeth Arden, Inc.                       41,164                         523
* Del Laboratories, Inc.                      12,290                         285

  EDUCATION--SERVICES (1.1%)
* Corinthian Colleges, Inc.                  337,863                      15,471
* Education Management Corp.                 217,535                      10,620
* ITT Educational Services, Inc.             222,300                       6,558
* Career Education Corp.                     100,900                       6,067
* University of Phoenix                       53,133                       2,345
* DeVry, Inc.                                 81,000                       1,874
* Sylvan Learning Systems, Inc.               84,800                       1,487
* Bright Horizons Family
    Solutions, Inc.                           42,900                       1,288
  Strayer Education, Inc.                     14,200                         924

  ENTERTAINMENT (0.8%)
*(2)LodgeNet Entertainment Corp.             919,700                       9,565
*   AMC Entertainment, Inc.                  981,400                       9,402
*   Pixar, Inc.                               99,400                       5,804
*   Hollywood Entertainment Corp.            209,600                       3,720
--------------------------------------------------------------------------------
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                              SHARES                       (000)
--------------------------------------------------------------------------------
* Movie Gallery, Inc.                        145,200                       2,685
* Alliance Gaming Corp.                       30,930                         494

  HOTEL/MOTEL (0.6%)
  Intrawest Corp.                          1,248,400                      14,556
  The Marcus Corp.                           673,600                       9,565
  Hilton Hotels Corp.                        189,350                       2,522

  HOUSEHOLD FURNISHINGS (0.3%)
* Furniture Brands
    International Inc.                       319,700                       7,593
  American Woodmark Corp.                     40,500                       1,942
  Ethan Allen Interiors, Inc.                 45,900                       1,546
  Haverty Furniture Cos., Inc.                87,500                       1,229
  Libbey, Inc.                                28,100                         632

  JEWELRY, WATCHES & Gems (0.2%)
  Tiffany & Co.                              250,000                       6,935
* Fossil, Inc.                               117,100                       2,141

  LEISURE TIME (0.7%)
  Callaway Golf Co.                        1,514,000                      21,090
* SCP Pool Corp.                              93,600                       3,090
* Penn National Gaming, Inc.                 101,500                       1,982
  Action Performance Cos., Inc.               72,900                       1,348
* Bally Total Fitness Holding Corp.          126,500                         803

  MISCELLANEOUS BUSINESS & CONSUMER DISCRETIONARY
* RC2 Corp.                                  126,800                       2,014

  PUBLISHING--MISCELLANEOUS (0.5%)
*(2) Playboy Enterprises, Inc. Class B     1,236,700                      12,021
*   Scholastic Corp.                         266,600                       7,574
    Reader's Digest Association, Inc.         78,900                         947
*   PRIMEDIA Inc.                            268,900                         699
    Courier Corp.                              6,000                         293

  RADIO & TELEVISION BROADCASTERS (1.5%)
* Entercom Communications Corp.              333,315                      16,196
* Cox Radio, Inc.                            413,500                       9,432
  Gray Television, Inc.                      788,400                       8,712
* Radio One, Inc. Class D                    530,000                       8,109
* Westwood One, Inc.                         189,796                       6,624
* Cumulus Media Inc.                         355,532                       6,129
* Lin TV Corp.                               165,175                       3,949
* Sinclair Broadcast Group, Inc.             154,300                       1,636
* Entravision
    Communications Corp.                      82,600                         629

  RENT/LEASE SERVICES--CONSUMER (0.3%)
* Rent-A-Center, Inc.                        170,000                      10,914
  Aaron Rents, Inc. Class B                   50,400                       1,126
================================================================================

================================================================================
                                                                          MARKET
                                                                          VALUE*
EXPLORER FUND                                 SHARES                       (000)
--------------------------------------------------------------------------------
  RESTAURANTS (1.3%)
  Ruby Tuesday, Inc.                         481,900                       9,493
* California Pizza Kitchen, Inc.             408,800                       8,241
* Rare Hospitality International Inc.        223,500                       6,511
* The Cheesecake Factory                     142,400                       4,498
  Wendy's International, Inc.                142,880                       4,149
  Applebee's International, Inc.             123,250                       3,377
  Outback Steakhouse                          84,900                       3,034
* Papa John's International, Inc.            122,000                       2,901
* P.F. Chang's China Bistro, Inc.             59,100                       2,476
* Jack in the Box Inc.                       138,800                       2,470
  Bob Evans Farms, Inc.                       50,400                       1,279
* Ryan's Family Steak Houses, Inc.            94,650                       1,173
* CKE Restaurants Inc.                       205,800                       1,126
* Sonic Corp.                                 30,300                         818
* Steak n Shake Co.                           31,400                         363
* Panera Bread Co.                             8,100                         276

  RETAIL (4.9%)
  Foot Locker, Inc.                        2,569,400                      28,263
  Ross Stores, Inc.                          418,600                      15,865
* Pacific Sunwear of
    California, Inc.                         533,600                      12,182
  Pier 1 Imports Inc.                        573,800                      10,650
* Borders Group, Inc.                        629,700                      10,075
* Fisher Scientific
    International Inc.                       342,350                       9,863
* Cost Plus, Inc.                            264,100                       8,116
* MSC Industrial Direct Co., Inc.
    Class A                                  430,000                       7,955
  Claire's Stores, Inc.                      226,200                       5,879
* A.C. Moore Arts & Crafts, Inc.             291,250                       5,018
* PETsMART, Inc.                             327,850                       4,960
* CDW Computer Centers, Inc.                 105,320                       4,491
* Abercrombie & Fitch Co.                    136,200                       4,478
* Williams-Sonoma, Inc.                      168,040                       4,349
* Insight Enterprises, Inc.                  544,900                       4,109
* FreeMarkets, Inc.                          625,500                       4,078
* Advance Auto Parts, Inc.                    81,000                       4,029
* Hot Topic, Inc.                            158,425                       3,873
* Tractor Supply Co.                          89,300                       3,782
* Tuesday Morning Corp.                      158,200                       3,699
* Chico's FAS, Inc.                          148,500                       3,614
* Urban Outfitters, Inc.                     117,300                       3,498
* Jo-Ann Stores, Inc. Class A                104,200                       2,709
  Fred's, Inc.                                81,300                       2,638
* Global Imaging Systems, Inc.               120,500                       2,229
* American Eagle Outfitters, Inc.            115,700                       2,025
* Sharper Image Corp.                         94,900                       1,878
* Dollar Tree Stores, Inc.                    71,900                       1,830
* The Gymboree Corp.                         108,100                       1,806
--------------------------------------------------------------------------------
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                              SHARES                       (000)
--------------------------------------------------------------------------------
* Mothers Work, Inc.                          69,800                       1,751
* The Children's Place
    Retail Stores, Inc.                      113,700                       1,728
* Big Lots Inc.                              130,700                       1,636
* BJ's Wholesale Club, Inc.                  112,200                       1,584
  Cato Corp. Class A                          77,100                       1,581
* The Sports Authority, Inc.                 175,700                       1,516
* Payless ShoeSource, Inc.                    82,800                       1,313
* AnnTaylor Stores Corp.                      54,400                       1,287
* bebe stores, inc                            69,600                       1,056
* Priceline.com Inc.                         443,300                         984
* United Natural Foods, Inc.                  32,500                         949
* Genesco, Inc.                               59,200                         888
* Stage Stores, Inc.                          39,800                         833
* Men's Wearhouse, Inc.                       46,700                         778
* Party City Corp.                            76,800                         758
* Stein Mart, Inc.                           109,200                         597
* J. Jill Group, Inc.                         39,200                         562
* The Dress Barn, Inc.                        35,800                         538
* GSI Commerce, Inc.                         159,700                         466
* Group 1 Automotive, Inc.                    14,200                         391
* Linens 'n Things, Inc.                      15,700                         333
* ShopKo Stores, Inc.                          6,600                          79

  SERVICES--COMMERCIAL (3.4%)
* Kroll Inc.                                 939,600                      20,953
* FTI Consulting, Inc.                       444,500                      20,114
* The Corporate Executive
    Board Co.                                469,500                      19,245
  ServiceMaster Co.                        1,000,000                       9,050
* Weight Watchers
    International, Inc.                      181,075                       8,507
* The Advisory Board Co.                     210,150                       7,696
* Iron Mountain, Inc.                        167,145                       6,661
  Regis Corp.                                201,700                       5,713
* Teletech Holdings Inc.                   1,259,000                       5,137
* Tetra Tech, Inc.                           260,150                       4,032
* Waste Connections, Inc.                    115,600                       3,889
* ChoicePoint Inc.                           106,350                       3,752
* Getty Images, Inc.                         104,600                       3,541
* MemberWorks, Inc.                          120,400                       2,640
* Right Management
    Consultants, Inc.                        166,150                       2,077
* Labor Ready, Inc.                          217,900                       1,405
* Forrester Research, Inc.                    86,600                       1,341
* MPS Group, Inc.                            197,500                       1,333
* ProBusiness Services, Inc.                  86,400                       1,217
* Overture Services, Inc.                    107,600                       1,151
* CoStar Group, Inc.                          49,900                       1,111
* Pre-Paid Legal Services, Inc.               46,200                       1,065
* Lightbridge, Inc.                          134,200                         960
================================================================================

================================================================================
                                                                          MARKET
                                                                          VALUE*
                                              SHARES                       (000)
--------------------------------------------------------------------------------
* Pegasus Solutions Inc.                      75,900                         903
* DiamondCluster
    International, Inc.                      458,700                         876
* Navigant Consulting, Inc.                  111,800                         840
  Rollins, Inc.                               32,250                         781
* West Corp.                                  34,500                         779
* MAXIMUS, Inc.                               30,200                         728
  World Fuel Services Corp.                   29,200                         625
* Metro One
    Telecommunications, Inc.                  93,200                         603
* Spherion Corp.                             125,900                         548
* Cross Country, Inc.                         45,200                         512
* 4Kids Entertainment Inc.                    24,300                         374
* ICT Group, Inc.                             47,300                         362
* APAC Teleservices, Inc.                     89,100                         280

  SHOES (0.5%)
*(2)Vans, Inc.                             1,295,840                       6,065
*   Reebok International Ltd.                128,500                       3,991
*   Steven Madden, Ltd.                      128,900                       2,284
*   Kenneth Cole Productions, Inc.            88,800                       2,047
*   Timberland Co.                            39,500                       1,975
*   Skechers U.S.A., Inc.                    216,400                       1,467
    K-Swiss, Inc.                             45,300                       1,347
*   Shoe Carnival, Inc.                       16,900                         246

  TEXTILES & APPAREL MANUFACTURING (0.8%)
* Tokyo Style Co., Ltd.                    1,133,000                       9,529
* Coach, Inc.                                212,300                       9,237
* Quiksilver, Inc.                           148,500                       4,841
  Phillips-Van Heusen Corp.                  361,700                       4,803
* Columbia Sportswear Co.                     80,300                       3,855
  Oshkosh B' Gosh, Inc. Class A               15,800                         480
* Nautica Enterprises, Inc.                   35,500                         404

  WHOLESALERS
* United Stationers, Inc.                     64,800                       1,757
                                                                        --------
                                                                         836,121
                                                                        --------
  CONSUMER STAPLES (1.4%)
* Wild Oats Markets Inc.                   1,269,100                      13,732
* Constellation Brands, Inc.
    Class A                                  359,400                       9,636
* Hain Celestial Group, Inc.                 404,600                       6,983
* Smithfield Foods, Inc.                     295,300                       5,788
* Whole Foods Market, Inc.                    73,600                       4,369
* NBTY, Inc.                                 191,800                       2,973
  Universal Corp. (VA)                        71,200                       2,780
  Sensient Technologies Corp.                117,300                       2,592
  Dial Corp.                                 119,900                       2,497
* Chiquita Brands
    International, Inc.                      144,100                       1,938
* American Italian Pasta Co.                  42,600                       1,879
--------------------------------------------------------------------------------
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                              SHARES                       (000)
--------------------------------------------------------------------------------
  J.M. Smucker Co.                            39,100                       1,419
  Schweitzer-Mauduit
    International, Inc.                       34,700                         760
  Interstate Bakeries Corp.                   52,100                         545
  Sanderson Farms, Inc.                       20,600                         391
* Del Monte Foods Co.                         43,100                         343
* National Beverage Corp.                      9,700                         136
                                                                        --------
                                                                          58,761
                                                                        --------
  FINANCIAL SERVICES (12.7%)
* The Dun & Bradstreet Corp.                 719,100                      27,182
  Avalonbay Communities,
    Inc. REIT                                592,000                      23,615
  Jefferies Group, Inc.                      606,800                      23,556
* Providian Financial Corp.                2,975,800                      21,932
  Legg Mason Inc.                            388,000                      21,068
  Regency Centers Corp. REIT                 591,600                      19,523
  Sun Communities, Inc. REIT                 440,100                      16,961
  Manufactured Home
    Communities, Inc. REIT                   528,550                      16,935
* CheckFree Corp.                            611,700                      16,865
  MFA Mortgage Investments,
    Inc. REIT                              1,356,200                      12,708
  Prentiss Properties Trust REIT             446,000                      12,265
* Host Marriott Corp. REIT                 1,377,300                      10,633
  Reinsurance Group of
    America, Inc.                            346,300                       9,921
* eSPEED, Inc. Class A                       752,615                       9,822
  GATX Corp.                                 519,000                       9,778
* Investment Technology
    Group, Inc.                              662,900                       9,473
* E*TRADE Group, Inc.                      1,620,650                       8,914
  Westcorp, Inc.                             400,800                       8,497
* Concord EFS, Inc.                          488,545                       6,757
  John H. Harland Co.                        265,100                       6,349
  Redwood Trust, Inc. REIT                   188,300                       6,259
  New York Community
    Bancorp, Inc.                            171,500                       5,954
  Fidelity National Financial, Inc.          172,800                       5,944
  Odyssey Re Holdings Corp.                  280,300                       5,886
  Doral Financial Corp.                      145,800                       5,833
  UCBH Holdings, Inc.                        222,600                       5,663
* Affiliated Computer Services, Inc.
    Class A                                  118,500                       5,652
  Chelsea Property Group REIT                138,600                       5,497
  Everest Re Group, Ltd.                      78,580                       5,473
* BISYS Group, Inc.                          304,250                       5,136
  Fair, Isaac, Inc.                           97,000                       5,052
  Willis Group Holdings Ltd.                 161,610                       5,041
  General Growth Properties
    Inc. REIT                                 90,100                       5,011
  Pacific Capital Bancorp                    153,100                       4,993
  New Century Financial Corp.                122,500                       4,512
================================================================================

================================================================================
                                                                          MARKET
                                                                          VALUE*
EXPLORER FUND                                 SHARES                       (000)
--------------------------------------------------------------------------------
  Moody's Corp.                               91,565                       4,422
* Alliance Data Systems Corp.                195,100                       4,097
  R & G Financial Corp. Class B              150,300                       4,070
  The PMI Group Inc.                         127,315                       3,924
  FactSet Research Systems Inc.              106,600                       3,710
  LaBranche & Co. Inc.                       218,150                       3,617
  Commerce Bancorp, Inc.                      88,200                       3,587
  First Bancorp/Puerto Rico                  116,150                       3,586
  Friedman, Billings, Ramsey
    Group, Inc.                              306,410                       3,364
  The Macerich Co. REIT                      100,100                       3,303
  Staten Island Bancorp, Inc.                187,700                       3,221
  East West Bancorp, Inc.                     83,296                       2,820
  Texas Regional Bancshares, Inc.             77,110                       2,799
  Independent Bank Corp. (MI)                109,848                       2,618
  Irwin Financial Corp.                      110,300                       2,614
  Community First Bankshares, Inc.            88,800                       2,391
* Southwest Bancorporation of
    Texas, Inc.                               67,000                       2,277
  Dime Community Bancshares                   97,425                       2,247
  Hudson United Bancorp                       67,100                       2,237
  Student Loan Corp.                          20,100                       2,155
  Westamerica Bancorporation                  47,300                       2,039
  Mills Corp. REIT                            61,938                       1,980
  Federal Realty Investment
    Trust REIT                                63,300                       1,951
  International Bancshares Corp.              44,400                       1,945
* First Federal Financial Corp.               57,000                       1,852
  Chittenden Corp.                            68,345                       1,849
* CompuCredit Corp.                          243,358                       1,842
  Bank of Hawaii Corp.                        55,800                       1,839
* Triad Guaranty, Inc.                        41,200                       1,641
  Provident Bankshares Corp.                  62,800                       1,595
  First Midwest Bancorp, Inc.                 57,300                       1,587
  Shurgard Storage Centers, Inc.
    Class A REIT                              47,800                       1,562
  The South Financial Group, Inc.             60,900                       1,492
  Hilb, Rogal and Hamilton Co.                41,800                       1,486
  CVB Financial Corp.                         72,281                       1,467
* Ameritrade Holding Corp.                   281,300                       1,412
  Washington REIT                             52,700                       1,378
* Kronos, Inc.                                29,500                       1,346
* LendingTree, Inc.                           89,200                       1,264
* Saxon Capital Inc.                          85,240                       1,257
  Essex Property Trust, Inc. REIT             22,800                       1,253
  Alexandria Real Estate Equities,
    Inc. REIT                                 28,200                       1,193
* S1 Corp.                                   270,700                       1,191
  Republic Bancorp, Inc.                      90,690                       1,178
  Oriental Financial Group Inc.               47,325                       1,164
  City Holding Co.                            40,300                       1,153
* PRG-Schultz International, Inc.            180,300                       1,150
--------------------------------------------------------------------------------
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                              SHARES                       (000)
--------------------------------------------------------------------------------
  NDCHealth Corp.                             57,500                       1,107
* First Republic Bank                         43,400                       1,089
* eFunds Corp.                               117,500                       1,075
  Midwest Banc Holdings, Inc.                 58,103                       1,045
  Pacific Northwest Bancorp                   36,850                       1,038
* NCO Group, Inc.                             61,400                       1,028
  Flushing Financial Corp.                    53,600                       1,024
  R.L.I. Corp.                                34,520                       1,020
  Net.Bank, Inc.                             101,400                       1,012
  NBT Bancorp, Inc.                           52,700                         959
* Financial Federal Corp.                     41,900                         939
  American Home Mortgage
    Holdings, Inc.                            76,700                         936
  First Niagara Financial Group, Inc.         75,534                         918
  Pennsylvania REIT                           31,700                         905
  Independent Bank Corp. (MA)                 44,600                         904
  CPB, Inc.                                   34,400                         875
  Sterling Bancshares, Inc.                   71,300                         849
  CBL & Associates Properties,
    Inc. REIT                                 19,700                         836
  Sandy Spring Bancorp, Inc.                  25,320                         803
  Apex Mortgage Capital, Inc. REIT           122,400                         800
  MAF Bancorp, Inc.                           23,700                         800
  Anchor Bancorp Wisconsin Inc.               34,000                         787
  United Bankshares, Inc.                     27,100                         783
  McGrath Rent Corp.                          31,600                         782
  Brookline Bancorp, Inc.                     58,200                         778
  Cathay Bancorp, Inc.                        17,595                         765
  Bank of the Ozarks, Inc.                    22,431                         763
  Chateau Communities, Inc. REIT              35,000                         757
  Chemical Financial Corp.                    24,360                         717
  Seacoast Financial Services Corp.           37,500                         708
  Glacier Bancorp, Inc.                       22,600                         631
  Gold Banc Corp., Inc.                       69,900                         615
  Tompkins Trustco, Inc.                      13,200                         607
  Arrow Financial Corp.                       20,990                         606
  Boston Private Financial
    Holdings, Inc.                            31,700                         598
  Great Southern Bancorp, Inc.                15,400                         584
  Wintrust Financial Corp.                    18,300                         556
  F & M Bancorp                               11,300                         543
  First Essex Bancorp, Inc.                   15,300                         535
  S & T Bancorp, Inc.                         19,373                         534
  Tanger Factory Outlet Centers,
    Inc. REIT                                 16,300                         525
  Sterling Bancorp                            17,812                         487
  Getty Realty Holding Corp. REIT             24,400                         485
  Umpqua Holdings Corp.                       24,100                         474
  PrivateBancorp, Inc.                        19,700                         473
  Hanmi Financial Corp.                       28,100                         469
* Clark/Bardes Inc.                           39,600                         463
  Harleysville National Corp.                 17,400                         461
================================================================================

================================================================================
                                                                          MARKET
                                                                          VALUE*
                                              SHARES                       (000)
--------------------------------------------------------------------------------
  First Financial Bankshares, Inc.            11,500                         460
  TrustCo Bank NY                             43,400                         453
  Alfa Corp.                                  34,300                         443
  Columbia Bancorp                            16,400                         420
  Seacoast Banking Corp. of Florida           19,700                         364
  Interchange Financial
    Services Corp.                            18,700                         334
* World Acceptance Corp.                      28,100                         305
  Ventas, Inc. REIT                           20,200                         263
  Humboldt Bancorp                            19,898                         258
  Peoples Bancorp, Inc.                       10,900                         251
  The Trust Co. of New Jersey                  8,700                         244
* Pacific Union Bank                          17,800                         231
  Merchants Bancshares, Inc.                   9,500                         222
  TriCo Bancshares                             8,600                         211
  Peapack Gladstone Financial Corp.            7,300                         210
  Financial Institutions, Inc.                 7,500                         165
  First Financial Holdings, Inc.               5,800                         156
  Camden National Corp.                        6,000                         152
  Capitol Bancorp Ltd.                         4,800                         102
* Actrade Financial
    Technologies, Ltd.                        84,100                          53
                                                                       ---------
                                                                         520,530
                                                                       ---------
HEALTH CARE (18.3%)
  BIOTECH RESEARCH & PRODUCTION (3.1%)
* Chiron Corp.                               355,000                      14,495
* Biogen, Inc.                               350,000                      13,297
* Millennium Pharmaceuticals, Inc.           1,040,100                    11,441
* Human Genome Sciences, Inc.                817,000                       9,551
* Protein Design Labs, Inc.                  801,200                       7,956
* Telik, Inc.                                552,468                       7,265
* Cephalon, Inc.                             174,400                       7,122
* OSI Pharmaceuticals, Inc.                  328,900                       6,907
* IDEXX Laboratories Corp.                   138,800                       5,412
* NPS Pharmaceuticals Inc.                   281,200                       5,357
* Martek Biosciences Corp.                   129,700                       4,414
* Abgenix, Inc.                              457,400                       4,345
* Gene Logic Inc.                            656,117                       4,337
* Charles River Laboratories, Inc.           106,900                       2,902
* Neurocrine Biosciences, Inc.                55,000                       2,489
* Cell Genesys, Inc.                         273,300                       2,438
* Transkaryotic Therapies, Inc.              378,000                       2,268
* Trimeris, Inc.                              38,600                       1,713
* Enzon Pharmaceuticals, Inc.                107,100                       1,469
* Applera Corp.-
    Celera Genomics Group                    136,800                       1,436
* Immunomedics Inc.                          365,000                       1,434
* Albany Molecular Research, Inc.            110,500                       1,275
* Corixa Corp.                               167,900                       1,204
* Digene Corp.                                62,437                       1,187
* Tanox, Inc.                                 58,900                         931
--------------------------------------------------------------------------------
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                              SHARES                       (000)
--------------------------------------------------------------------------------
* Integra LifeSciences Holdings               30,300                         809
* Aksys, Ltd.                                 81,600                         636
* Invitrogen Corp.                            17,100                         559
* Harvard Bioscience, Inc.                   127,300                         432
* Exact Sciences Corp.                        42,200                         403
* Genencor International Inc.                 35,800                         396
* Allos Therapeutics Inc.                    202,400                         381
* Serologicals Corp.                          28,800                         266
* Array BioPharma Inc.                       107,900                         244
* Diversa Corp.                               16,732                         173
* Organogenesis, Inc.                         44,300                           3

  DRUGS & PHARMACEUTICALS (4.6%)
* Watson Pharmaceuticals, Inc.               785,400                      22,832
* SICOR, Inc.                              1,269,800                      22,768
* Amylin Pharmaceuticals, Inc.               868,400                      16,630
* Barr Laboratories, Inc.                    242,855                      13,503
* SangStat Medical Corp.                     737,900                       9,298
* Salix Pharmaceuticals, Ltd.                712,900                       8,034
* Pharmaceutical Resources, Inc.             181,000                       7,955
* Kos Pharmaceuticals, Inc.                  353,800                       7,218
* Andrx Group                                445,000                       7,182
* Vertex Pharmaceuticals, Inc.               564,400                       6,812
* Taro Pharmaceutical
    Industries Ltd.                          143,450                       6,564
* Kissei Pharmaceutical Co., Ltd.            474,000                       5,544
* Eon Labs, Inc.                             180,080                       5,518
  Mylan Laboratories, Inc.                   180,890                       5,114
* Collagenex Pharmaceuticals, Inc.           508,627                       4,679
* American Pharmaceuticals
    Partners, Inc.                           182,755                       4,267
* CV Therapeutics, Inc.                      205,000                       4,096
* Tularik, Inc.                              546,000                       2,987
* Priority Healthcare Corp. Class B          102,400                       2,335
* Chattem, Inc.                              170,690                       2,333
* ImmunoGen, Inc.                            652,000                       1,976
  Perrigo Co.                                127,300                       1,955
* IVAX Corp.                                 117,600                       1,890
* Regeneron Pharmaceuticals, Inc.            284,294                       1,800
* The Medicines Co.                           85,300                       1,753
* Endo Pharmaceuticals
    Holdings, Inc.                           101,300                       1,673
* Noven Pharmaceuticals, Inc.                172,300                       1,659
* Medarex, Inc.                              374,000                       1,560
* Alkermes, Inc.                             141,386                       1,411
* CIMA Labs Inc.                              47,900                       1,157
* Enzo Biochem, Inc.                          72,000                       1,078
* AtheroGenics, Inc.                         117,900                       1,073
* aaiPharma Inc.                              86,350                         976
* Sepracor Inc.                               40,200                         770
* BioMarin Pharmaceutical Inc.                65,800                         722
================================================================================

================================================================================
                                                                          MARKET
                                                                          VALUE*
EXPLORER FUND                                 SHARES                       (000)
--------------------------------------------------------------------------------
* ILEX Oncology, Inc.                         48,000                         643
* Indevus Pharmaceuticals, Inc.              157,200                         582
* Connetics Corp.                             31,683                         535

  ELECTRONICS--MEDICAL SYSTEMS (0.8%)
*   Varian Medical Systems, Inc.             229,755                      12,375
*(2)I-STAT Corp.                           1,280,200                       8,513
*   EPIX Medical, Inc.                       604,500                       5,773
*   eResearch Technology, Inc.                56,000                       1,669
*   Hologic, Inc.                             65,900                         593
*   HealthTronics Surgical
      Services, Inc.                          62,930                         504
*   Bruker Daltonics, Inc.                   139,800                         477
*   Luminex Corp.                             76,365                         466

  HEALTH & PERSONAL CARE (1.1%)
*   IDX Systems Corp.                        970,300                      14,234
*(2)Matria Healthcare, Inc.                  612,500                       7,644
*   Stericycle, Inc.                         184,600                       7,253
*   Lincare Holdings, Inc.                   201,700                       6,126
*   Odyssey Healthcare, Inc.                 114,900                       2,969
*   Apria Healthcare Group Inc.              106,200                       2,490
*   LabOne, Inc.                              90,500                       1,706
*   Province Healthcare Co.                   67,900                         679
*   Dynacq International, Inc.                50,600                         651
*   Impath, Inc.                              12,301                         181

  HEALTH CARE FACILITIES (1.5%)
* Manor Care, Inc.                           742,800                      14,447
* Triad Hospitals, Inc.                      478,366                      10,529
* Pharmaceutical Product
    Development, Inc.                        374,750                       9,807
* LifePoint Hospitals, Inc.                  410,700                       8,017
* Quest Diagnostics, Inc.                     82,200                       4,911
* Beverly Enterprises, Inc.                2,120,900                       4,051
* United Surgical Partners
    International, Inc.                      207,240                       3,840
* Renal Care Group, Inc.                      74,300                       2,407
* DaVita, Inc.                                66,100                       1,363
* American Healthways Inc.                    48,620                       1,200
* National Healthcare Corp.                    9,300                         174

  HEALTH CARE MANAGEMENT SERVICES (2.1%)
* Caremark Rx, Inc.                        1,199,300                      23,878
  IMS Health, Inc.                           950,000                      14,630
* Humana Inc.                              1,072,300                      11,849
* Mid Atlantic Medical
    Services, Inc.                           115,000                       5,008
* Pediatrix Medical Group, Inc.              122,300                       3,897
* WebMD Corp.                                386,200                       3,723
* Universal Health Services Class B           93,000                       3,596
* AMERIGROUP Corp.                           113,800                       3,314
--------------------------------------------------------------------------------
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                              SHARES                       (000)
--------------------------------------------------------------------------------
* AdvancePCS                                 110,200                       3,313
* Sierra Health Services, Inc.               175,800                       2,918
* AmSurg Corp.                                69,300                       1,800
* VitalWorks Inc.                            493,318                       1,727
* Centene Corp.                               48,300                       1,547
* First Health Group Corp.                    57,500                       1,440
* Select Medical Corp.                        79,800                       1,350
* Cobalt Corp.                                72,700                       1,196
* MIM Corp.                                  134,600                         985
* American Medical Security
    Group, Inc.                               51,200                         870
* CorVel Corp.                                17,900                         560
* Computer Programs and
    Systems, Inc.                              4,500                          87

  MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (4.2%)
  Mentor Corp.                             1,325,476                      24,535
* Henry Schein, Inc.                         535,500                      23,107
  Bausch & Lomb, Inc.                        574,000                      20,182
  DENTSPLY International Inc.                444,050                      16,630
  Arrow International, Inc.                  345,000                      14,718
* CONMED Corp.                               656,500                      11,436
* Sybron Dental Specialties, Inc.            473,833                       9,643
* Immucor Inc.                               314,300                       6,453
* STERIS Corp.                               232,500                       5,278
* Biosite Inc.                               117,100                       4,998
* Cyberonics, Inc.                           179,600                       4,100
  Cooper Cos., Inc.                          125,600                       3,504
  PolyMedica Corp.                            90,300                       3,364
* Conceptus, Inc.                            307,400                       3,206
  Invacare Corp.                              72,201                       2,307
* Merit Medical Systems, Inc.                116,300                       2,278
* INAMED Corp.                                59,200                       2,208
* Advanced Neuromodulation
    Systems, Inc.                             48,500                       2,031
* Bio-Rad Laboratories, Inc. Class A          31,200                       1,459
* Respironics, Inc.                           36,800                       1,414
* Sola International Inc.                     94,800                       1,328
* American Medical Systems
    Holdings, Inc.                            76,200                       1,209
* Osteotech, Inc.                            107,100                       1,120
* ICU Medical, Inc.                           32,100                       1,020
* Ocular Sciences, Inc.                       68,500                         993
* Alaris Medical, Inc.                        91,600                         875
* ResMed Inc.                                 21,300                         781
* IGEN International, Inc.                    20,879                         759
  Landauer, Inc.                              19,600                         752
* Techne Corp.                                29,800                         662
* CryoLife Inc.                               85,350                         649
* Cepheid, Inc.                               82,000                         308
* OraSure Technologies, Inc.                  39,200                         251
* Cytyc Corp.                                  1,000                          13
================================================================================

================================================================================
                                                                          MARKET
                                                                          VALUE*
                                              SHARES                       (000)
--------------------------------------------------------------------------------
  MEDICAL SERVICES (0.9%)
* Coventry Health Care Inc.                  726,430                      29,653
* Covance, Inc.                              297,300                       5,271
* Hanger Orthopedic Group, Inc.              158,901                       1,638
* Curative Health Services Inc.               63,300                         791
* RehabCare Group, Inc.                       19,800                         346
                                                                      ----------
                                                                         749,836
                                                                      ----------
INTEGRATED OILS
* Plains Exploration & Production Co.        115,300                         960

OTHER ENERGY (4.9%)
  St. Mary Land & Exploration Co.            859,600                      22,023
  Sunoco, Inc.                               422,000                      15,703
* Unit Corp.                                 772,800                      15,147
* Grey Wolf, Inc.                          3,313,200                      13,418
  CARBO Ceramics Inc.                        333,700                      12,554
* TETRA Technologies, Inc.                   425,600                      11,321
  Helmerich & Payne, Inc.                    326,200                       8,393
* Core Laboratories NV                       779,500                       7,795
* IHC Caland NV                              139,600                       7,206
  Chesapeake Energy Corp.                    829,800                       6,688
  XTO Energy, Inc.                           310,933                       6,063
* Patterson-UTI Energy, Inc.                 157,585                       5,214
  Pogo Producing Co.                         128,400                       5,085
  Patina Oil & Gas Corp.                     136,700                       4,720
* Pioneer Natural Resources Co.              195,100                       4,666
* Denbury Resources, Inc.                    419,500                       4,447
* Cooper Cameron Corp.                        89,500                       4,283
* Evergreen Resources, Inc.                   74,700                       3,552
* Smith International, Inc.                   98,100                       3,488
  Rowan Cos., Inc.                           151,600                       3,108
  Equitable Resources, Inc.                   73,700                       2,832
* Ultra Petroleum Corp.                      273,200                       2,732
* Pride International, Inc.                  172,500                       2,677
* Stone Energy Corp.                          76,100                       2,673
  Vintage Petroleum, Inc.                    262,700                       2,569
* Houston Exploration Co.                     86,200                       2,411
* Oceaneering International, Inc.            100,900                       2,276
* Oil States International, Inc.             190,300                       2,166
* Varco International, Inc.                  117,900                       2,074
  Frontier Oil Corp.                          96,900                       1,640
* Key Energy Services, Inc.                  151,000                       1,521
* Plains Resources Inc.                      104,600                       1,268
* Prima Energy Corp.                          62,400                       1,225
* Comstock Resources, Inc.                   107,400                       1,192
* Hydrill Co.                                 48,300                       1,150
* Quicksilver Resources, Inc.                 40,600                         939
* Harvest Natural Resources, Inc.            183,800                         937
* Superior Energy Services, Inc.              88,900                         805
* Horizon Offshore, Inc.                     149,800                         550
* Spinnaker Exploration Co.                   21,100                         452
--------------------------------------------------------------------------------
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                              SHARES                       (000)
--------------------------------------------------------------------------------
* Atwood Oceanics, Inc.                       16,300                         425
  Berry Petroleum Class A                     25,300                         392
* Cal Dive International, Inc.                19,000                         306
* Veritas DGC Inc.                            36,700                         251
* Gulf Island Fabrication, Inc.                8,100                         136
                                                                      ----------
                                                                         200,473
                                                                      ----------
MATERIALS & PROCESSING (3.9%)
  Valmont Industries, Inc.                   638,700                      12,340
* Cytec Industries, Inc.                     378,200                      12,106
* Dycom Industries, Inc.                   1,054,600                      11,643
  Minerals Technologies, Inc.                253,500                      11,217
  IMC Global Inc.                            974,000                       8,824
  Granite Construction Co.                   509,850                       8,565
  Hughes Supply, Inc.                        290,000                       8,140
  Wellman, Inc.                              706,800                       8,086
* Croda International PLC                  1,724,300                       7,234
  Cambrex Corp.                              412,000                       7,169
  Bowater Inc.                               163,300                       6,357
  Delta & Pine Land Co.                      211,700                       4,924
  Chicago Bridge & Iron Co. N.V              232,100                       4,642
* Energizer Holdings, Inc.                   142,600                       4,110
* Pactiv Corp.                               173,550                       3,561
  Great Lakes Chemical Corp.                 112,200                       2,756
  Ball Corp.                                  49,000                       2,752
* Steel Dynamics, Inc.                       214,900                       2,600
  Olin Corp.                                 139,900                       2,535
* Airgas, Inc.                                98,800                       1,999
  Georgia Gulf Corp.                          87,700                       1,982
  Clarcor Inc.                                50,100                       1,874
  Albany International Corp.                  78,600                       1,866
* Crown Holdings, Inc.                       350,300                       1,857
* Phelps Dodge Corp.                          58,300                       1,818
* Trex Co., Inc.                              44,100                       1,809
  Crompton Corp.                             277,400                       1,781
* Simpson Manufacturing Co.                   45,800                       1,608
  Apogee Enterprises, Inc.                   152,100                       1,573
  MacDermid, Inc.                             60,700                       1,380
  Acuity Brands, Inc.                         87,100                       1,327
* Jones Lang Lasalle Inc.                     78,800                       1,187
* Hecla Mining Co.                           314,600                       1,177
  New England Business
    Service, Inc.                             40,700                       1,036
  The Standard Register Co.                   56,600                         978
  Royal Gold, Inc.                            55,200                         881
* Cabot Microelectronics Corp.                17,900                         774
  Glatfelter                                  64,200                         735
  Centex Construction Products, Inc.          17,700                         684
  A. Schulman Inc.                            39,500                         646
* EMCOR Group, Inc.                           10,200                         521
  Spartech Corp.                              23,900                         517
  Wausau-Mosinee Paper Corp.                  35,600                         379
  Interface, Inc.                            102,700                         370
================================================================================

================================================================================
                                                                          MARKET
                                                                          VALUE*
EXPLORER FUND                                 SHARES                       (000)
--------------------------------------------------------------------------------
  Ennis Business Forms, Inc.                  25,400                         317
* Maverick Tube Corp.                         12,600                         224
* Owens-Illinois, Inc.                        12,000                         107
* Drew Industries, Inc.                        4,400                          66
                                                                       ---------
                                                                         161,034
                                                                       ---------
PRODUCER DURABLES (6.8%)
* Garmin Ltd.                                791,600                      33,548
* Mettler-Toledo International Inc.          709,100                      25,173
  Donaldson Co., Inc.                        309,200                      12,343
* Plantronics, Inc.                          651,200                      12,047
* Palm Harbor Homes, Inc.                    699,708                      11,713
* American Tower Corp. Class A             1,746,500                      11,597
* Ultratech Stepper, Inc.                    809,300                      11,468
* Polycom, Inc.                            1,089,900                      10,703
* AGCO Corp.                                 568,800                      10,358
  Lindsay Manufacturing Co.                  415,050                       9,027
  Kennametal, Inc.                           284,100                       8,946
* ATMI, Inc.                                 271,200                       5,722
* NVR, Inc.                                   15,800                       5,652
* Itron, Inc.                                278,500                       5,576
* Hovnanian Enterprises Class A              137,200                       5,461
* Cymer, Inc.                                164,600                       4,699
* ASML Holding (New York)                    532,795                       4,694
* Photon Dynamics, Inc.                      210,700                       4,614
  Ametek, Inc.                               117,400                       4,426
* KLA-Tencor Corp.                           104,465                       4,283
* Meritage Corp.                             112,100                       4,277
* Dionex Corp.                               119,400                       4,109
* Interdigital Communications Corp.          155,900                       3,512
* LAM Research Corp.                         237,150                       3,446
* Rudolph Technologies, Inc.                 228,000                       3,445
* DuPont Photomasks, Inc.                    176,100                       3,274
  Engineered Support
    Systems, Inc.                             92,600                       3,216
* Photronics Inc.                            247,500                       3,111
* SpectraLink Corp.                          393,400                       3,076
* MKS Instruments, Inc.                      211,500                       2,953
* Headwaters Inc.                            170,900                       2,803
  Lincoln Electric Holdings, Inc.            144,700                       2,780
* Zygo Corp.                                 344,000                       2,570
* Axcelis Technologies, Inc.                 411,200                       2,336
* American Power
    Conversion Corp.                         127,700                       1,990
  Pulte Homes, Inc.                           33,700                       1,954
* Varian Semiconductor
    Equipment Associates, Inc.                84,100                       1,938
* Genlyte Group, Inc.                         40,600                       1,531
* FEI Co.                                     79,400                       1,452
  Briggs & Stratton Corp.                     30,300                       1,368
  Curtiss-Wright Corp.                        22,500                       1,356
  Cohu, Inc.                                  70,500                       1,270
  CTS Corp.                                  149,800                       1,251
--------------------------------------------------------------------------------
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                              SHARES                       (000)
--------------------------------------------------------------------------------
  United Industrial Corp.                     91,300                       1,243
* Mykrolis Corp.                             146,900                       1,178
* Paxar Corp.                                108,800                       1,124
  The Manitowac Co., Inc.                     59,900                       1,114
* Technitrol, Inc.                            68,900                       1,088
  Nordson Corp.                               40,800                       1,031
  Franklin Electric, Inc.                     19,700                       1,021
  X-Rite Inc.                                 82,600                         842
  C & D Technologies, Inc.                    61,500                         818
  Helix Technology Corp.                      70,600                         813
  General Cable Corp.                        177,000                         796
  Standard Pacific Corp.                      26,300                         796
* Orbital Sciences Corp.                     130,100                         726
* Cognex Corp.                                32,700                         716
* Entegris Inc.                               60,900                         699
* Astec Industries, Inc.                      81,400                         666
* Electro Scientific Industries, Inc.         49,000                         658
  Roper Industries Inc.                       21,100                         645
* Champion Enterprises, Inc.                 257,100                         622
* TRC Cos., Inc.                              51,200                         583
* C-COR Electronics, Inc.                    167,900                         573
* Rayovac Corp.                               43,300                         450
* Arris Group Inc.                           102,200                         399
* Powell Industries, Inc.                     27,300                         381
* Semitool, Inc.                              81,500                         373
* Somera Communications, Inc.                230,100                         258
* Asyst Technologies, Inc.                    47,900                         228
  Baldor Electric Co.                          8,500                         189
                                                                        --------
                                                                         281,098
                                                                        --------
TECHNOLOGY (17.8%)
* Maxtor Corp.                             6,841,580                      37,629
* Cree, Inc.                               1,681,300                      33,542
* Western Digital Corp.                    3,264,300                      30,456
* Foundry Networks, Inc.                   2,101,300                      22,862
* Verity, Inc.                             1,235,600                      20,424
* Red Hat, Inc.                            3,174,374                      19,046
* 3Com Corp.                               3,166,500                      16,466
* Trimble Navigation Ltd.                    640,696                      16,178
* Agere Systems Inc. Class A               8,200,700                      14,679
* Acxiom Corp.                             1,020,450                      14,245
* Varian, Inc.                               430,300                      13,602
* Actel Corp.                                652,300                      12,922
* Fairchild Semiconductor Corp.            1,057,600                      12,554
* Hyperion Solutions Corp.                   429,600                      12,149
* McDATA Corp. Class A                     1,074,365                      11,367
* J.D. Edwards & Co.                         939,400                      11,254
* FLIR Systems, Inc.                         215,800                      11,239
* DSP Group Inc.                             485,800                      10,153
* Citrix Systems, Inc.                       521,900                       9,895
* Exar Corp.                                 669,800                       9,880
* The TriZetto Group, Inc.                 1,737,700                       9,384
* Ingram Micro, Inc. Class A                 932,500                       9,325
================================================================================

================================================================================
                                                                          MARKET
                                                                          VALUE*
                                              SHARES                       (000)
--------------------------------------------------------------------------------
* Packeteer, Inc.                            712,800                       9,323
* Cray Inc.                                1,166,800                       8,809
* WebEx Communications, Inc.                 832,000                       8,570
* Artisan Components, Inc.                   402,800                       7,963
* Brocade Communications
    Systems, Inc.                          1,350,100                       7,790
* Emulex Corp.                               378,400                       7,753
* Hutchinson Technology, Inc.                324,300                       7,666
* ActivCard Corp.                            750,000                       7,088
  Applera Corp.-
    Applied Biosystems Group                 400,000                       7,012
* Sybase, Inc.                               542,000                       6,938
* NetIQ Corp.                                494,708                       6,817
* Netscreen Technologies, Inc.               333,100                       6,755
* Solectron Corp.                          2,095,600                       6,685
* ManTech International Corp.                419,900                       6,550
  Scientific-Atlanta, Inc.                   400,000                       6,500
* Marvell Technology Group Ltd.              276,500                       6,381
* Manhattan Associates, Inc.                 261,100                       6,316
* Silicon Laboratories Inc.                  220,700                       6,279
* Planar Systems, Inc.                       354,800                       6,241
* Electronics for Imaging, Inc.              323,125                       6,204
* Digitas Inc.                             1,471,500                       5,886
* SanDisk Corp.                              234,800                       5,682
* Anteon International Corp.                 234,175                       5,545
* Rambus Inc.                                377,259                       5,395
* Cognizant Technology
    Solutions Corp.                          291,900                       5,243
* Borland Software Corp.                     573,300                       5,200
  Microchip Technology, Inc.                 243,990                       5,073
* Monolithic System
    Technology, Inc.                         841,800                       5,051
* Genesis Microchip Inc.                     282,900                       4,855
* Silicon Image, Inc.                        789,975                       4,724
* Juniper Networks, Inc.                     459,400                       4,695
* Mercury Interactive Corp.                  128,100                       4,348
* L-3 Communications
    Holdings, Inc.                            97,235                       4,317
* Avocent Corp.                              145,100                       4,298
* Aeroflex, Inc.                             786,000                       4,229
* OmniVision Technologies, Inc.              172,400                       4,186
* GlobespanVirata, Inc.                      626,050                       3,800
* Pinnacle Systems, Inc.                     388,900                       3,675
* Network Associates, Inc.                   319,265                       3,649
* Jabil Circuit, Inc.                        194,800                       3,643
* Imation Corp.                              105,900                       3,632
* Ulticom, Inc.                              431,300                       3,127
* Tier Technologies, Inc.                    466,500                       3,079
* Benchmark Electronics, Inc.                116,900                       3,034
* ADTRAN Inc.                                 74,400                       3,012
* Stratex Networks, Inc.                   1,190,000                       2,927
* Documentum, Inc.                           154,100                       2,834
--------------------------------------------------------------------------------
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                              SHARES                       (000)
--------------------------------------------------------------------------------
* ANSYS, Inc.                                106,600                       2,820
* Fidelity National Information
    Solutions, Inc.                          159,400                       2,797
* Concord Communications, Inc.               210,000                       2,652
* Ceridian Corp.                             188,200                       2,625
* Skyworks Solutions, Inc.                   487,000                       2,605
* BEA Systems, Inc.                          242,000                       2,592
* j2 Global Communications, Inc.              87,100                       2,572
* Avid Technology, Inc.                       90,200                       2,478
* American Management
    Systems, Inc.                            199,800                       2,458
* Extreme Networks, Inc.                     565,200                       2,391
  Black Box Corp.                             75,300                       2,391
* TTM Technologies, Inc.                     501,575                       2,362
* MICROS Systems, Inc.                        89,800                       2,248
* CIENA Corp.                                459,000                       2,235
* Lexar Media, Inc.                          431,170                       2,091
* Dendrite International, Inc.               204,200                       2,091
* Virage Logic Corp.                         449,200                       1,958
* Palm, Inc.                                 201,120                       1,929
* WatchGuard Technologies, Inc.              431,000                       1,896
* Digital River, Inc.                        112,800                       1,886
* Storage Technology Corp.                    74,100                       1,832
* Macromedia, Inc.                           134,800                       1,700
* Mentor Graphics Corp.                      157,300                       1,639
* Macrovision Corp.                           90,400                       1,597
* Progress Software Corp.                     80,700                       1,573
* Zoran Corp.                                 87,500                       1,557
* Intergraph Corp.                            74,600                       1,522
* RealNetworks, Inc.                         290,800                       1,492
* CACI International, Inc.                    42,300                       1,478
* Moldflow Corp.                             177,500                       1,420
* MEMC Electronic Materials, Inc.            118,500                       1,405
* Legato Systems, Inc.                       235,000                       1,391
* Advanced Digital
    Information Corp.                        173,000                       1,387
* Power Integrations, Inc.                    62,100                       1,374
* Adaptec, Inc.                              196,200                       1,342
  Inter-Tel, Inc.                             78,200                       1,286
* Parlex Corp.                               166,000                       1,262
* ScanSoft, Inc.                             232,500                       1,202
* SPSS, Inc.                                  96,900                       1,200
  Talx Corp.                                  93,300                       1,187
* SERENA Software, Inc.                       68,300                       1,076
* InVision Technologies, Inc.                 43,100                       1,024
* Overland Storage, Inc.                      57,200                       1,012
* Ariba, Inc.                                308,854                       1,007
* Catapult Communications Corp.              108,800                         963
* Sapient Corp.                              500,000                         950
* Herley Industries Inc.                      58,300                         942
* Liberate Technologies, Inc.                362,500                         937
* MSC.Software Corp.                         150,100                         928
================================================================================

================================================================================
                                                                          MARKET
                                                                          VALUE*
EXPLORER FUND                                 SHARES                       (000)
--------------------------------------------------------------------------------
* OSI Systems Inc.                            59,800                         905
* DRS Technologies, Inc.                      30,800                         863
* Digimarc Corp.                              66,400                         853
* MRO Software Inc.                           99,300                         851
* RadiSys Corp.                               99,600                         843
* Tyler Technologies, Inc.                   207,200                         818
* F5 Networks, Inc.                           59,300                         816
* Standard Microsystem Corp.                  63,100                         799
* Enterasys Networks, Inc.                   329,200                         790
* Zomax Inc.                                 213,600                         713
* EPIQ Systems, Inc.                          33,800                         698
* JDA Software Group, Inc.                    61,200                         689
* Sonus Networks, Inc.                       214,700                         687
* Excel Technology, Inc.                      29,900                         685
* Identix, Inc.                              135,532                         664
* Gartner, Inc. Class A                       83,100                         660
* Netegrity, Inc.                            139,020                         659
* Daktronics, Inc.                            46,500                         653
* webMethods, Inc.                            62,500                         629
* ESS Technology, Inc.                        90,800                         628
* Informatica Corp.                           94,400                         616
* Siliconix, Inc.                             21,600                         610
  Sypris Solutions, Inc.                      66,900                         603
* Ascential Software Corp.                   152,783                         587
  Cubic Corp.                                 28,400                         551
* Micromuse Inc.                              83,800                         548
* Systems & Computer
    Technology Corp.                          76,100                         546
* RSA Security Inc.                           56,300                         540
* Answerthink Consulting
    Group, Inc.                              273,900                         534
* CommScope, Inc.                             61,100                         524
* Websense, Inc.                              34,100                         487
* Syntel, Inc.                                31,000                         465
  Bel Fuse, Inc. Class B                      23,000                         453
* Datastream Systems, Inc.                    51,600                         451
* EMS Technologies, Inc.                      36,000                         437
* Verint Systems Inc.                         21,700                         426
* Docucorp International, Inc.                96,700                         423
* Keane, Inc.                                 41,800                         403
* Phoenix Technologies Ltd.                   87,400                         396
* InFocus Corp.                               78,100                         351
* Vitesse Semiconductor Corp.                108,500                         338
* Manufacturers' Services Ltd.                79,100                         305
* Pegasystems Inc.                            41,000                         280
* Plexus Corp.                                25,200                         257
--------------------------------------------------------------------------------
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                              SHARES                       (000)
--------------------------------------------------------------------------------
* Altiris, Inc.                               15,700                         256
* Radiant Systems, Inc.                       37,512                         237
* Roxio, Inc.                                 41,600                         218
* Newport Corp.                               15,800                         204
* Checkpoint Systems, Inc.                    14,600                         195
* Mercury Computer Systems, Inc.               6,500                         136
* Clearone Communications Inc.                72,700                          69
* MSCi, Inc.                                 166,300                          17
                                                                       ---------
                                                                         730,158
                                                                       ---------
UTILITIES (1.5%)
* Nextel Partners, Inc.                    2,408,200                      13,992
* Qwest Communications
    International Inc.                     3,000,000                      11,310
* General Communication, Inc.              1,153,200                       7,139
  UGI Corp. Holding Co.                      144,000                       4,550
* UnitedGlobalCom Inc. Class A             1,159,400                       4,464
* Commonwealth Telephone
    Enterprises, Inc.                        106,240                       4,223
  Energen Corp.                              109,900                       3,605
* Level 3 Communications, Inc.               529,700                       3,030
* Citizens Communications Co.                243,100                       2,657
* Cablevision Systems-
    NY Group Class A                         104,800                       2,350
  Black Hills Corp.                           44,300                       1,262
* Boston Communications
    Group, Inc.                               64,400                       1,165
* Time Warner Telecom Inc.                   265,300                         955
  MGE Energy, Inc.                            22,600                         653
  North Pittsburgh Systems, Inc.              44,900                         620
* IDT Corp.                                   42,300                         604
* Western Wireless Corp. Class A              88,800                         543
  Shenandoah
    Telecommunications Co.                     7,300                         322
* Price Communications Corp.                  25,700                         314
  Southwest Water Co.                         22,165                         270
  Otter Tail Corp.                             6,700                         184
                                                                        --------
                                                                          64,212
                                                                        --------
OTHER (0.6%)
  Brunswick Corp.                            854,500                      18,654
  Lancaster Colony Corp.                      63,000                       2,692
  Lennox International Inc.                  164,000                       2,437
  Carlisle Co., Inc.                          41,900                       1,901
  GenCorp, Inc.                               95,100                         723
                                                                        --------
                                                                          26,407
                                                                        --------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $3,691,823)                                                    3,784,441
--------------------------------------------------------------------------------

================================================================================
                                                FACE                      MARKET
                                              AMOUNT                      VALUE*
                                               (000)                       (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (10.3%)(1)
--------------------------------------------------------------------------------
Federal National Mortgage Assn.
(3) 1.17%, 7/2/2003                          $16,500                      16,467
Repurchase Agreements
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  1.32%, 5/1/2003                            325,432                     325,432
  1.32%, 5/1/2003--Note G                     82,146                      82,146
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $424,045)                                                        424,045
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.4%)
  (Cost $4,115,868)                                                    4,208,486
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.4%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                     47,042
Liabilities--Note G                                                    (147,392)
                                                                      ----------
                                                                       (100,350)
                                                                      ----------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $4,108,136
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 96.0% and 6.4%, respectively, of net assets. See Note E in Notes to Financial Statements.
(2)Considered an affiliated company of the fund, as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $43,808,000.
(3)Security segregated as initial margin for open futures contracts.
REIT--Real Estate Investment Trust.

                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
AT APRIL 30, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                      $4,883,903
Accumulated Net Investment Losses                                        (5,472)
Accumulated Net Realized Losses                                        (875,787)
Unrealized Appreciation
  Investment Securities                                                  92,618
  Futures Contracts                                                      12,874
--------------------------------------------------------------------------------
NET ASSETS                                                           $4,108,136
================================================================================

Investor Shares--Net Assets
Applicable to 78,585,602 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                          $3,718,222
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INVESTOR SHARES                                                        $47.31
================================================================================

Admiral Shares--Net Assets
Applicable to 8,871,809 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                            $389,914
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  ADMIRAL SHARES                                                         $43.95
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

================================================================================
                                                                   EXPLORER FUND
                                                 SIX MONTHS ENDED APRIL 30, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                                                           $ 10,353
  Interest                                                                2,448
  Security Lending                                                          652
--------------------------------------------------------------------------------
    Total Income                                                         13,453
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                             4,147
    Performance Adjustment                                                1,591
  The Vanguard Group--Note C
    Management and Administrative
      Investor Shares                                                     7,800
      Admiral Shares                                                        479
    Marketing and Distribution
      Investor Shares                                                       261
      Admiral Shares                                                         18
  Custodian Fees                                                             45
  Shareholders' Reports and Proxies
    Investor Shares                                                         161
    Admiral Shares                                                           --
  Trustees' Fees and Expenses                                                 3
--------------------------------------------------------------------------------
    Total Expenses                                                       14,505
    Expenses Paid Indirectly--Note D                                       (269)
--------------------------------------------------------------------------------
    Net Expenses                                                         14,236
--------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                               (783)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold*                                          (287,531)
  Futures Contracts                                                      (9,699)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                               (297,230)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                 513,768
  Futures Contracts                                                      16,827
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        530,595
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $ 232,582
================================================================================
*Dividend income and realized net gain (loss) from affiliated companies of the fund were $0 and $(3,700,000), respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

================================================================================
                                                        EXPLORER FUND
                                            ------------------------------------
                                             SIX MONTHS                     YEAR
                                                  ENDED                    ENDED
                                          APR. 30, 2003            OCT. 31, 2002
                                                  (000)                    (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income (Loss)                  $ (783)                  $ (332)
  Realized Net Gain (Loss)                    (297,230)                (380,998)
  Change in Unrealized Appreciation
    (Depreciation)                             530,595                 (270,988)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                232,582                 (652,318)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                               (389)                  (8,068)
    Admiral Shares                                (309)                    (188)
  Realized Capital Gain
    Investor Shares                                 --                       --
    Admiral Shares                                  --                       --
--------------------------------------------------------------------------------
    Total Distributions                           (698)                  (8,256)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note H
  Investor Shares                               76,547                    9,090
  Admiral Shares                                75,161                  379,967
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
      Share Transactions                       151,708                  389,057
--------------------------------------------------------------------------------
  Total Increase (Decrease)                    383,592                 (271,517)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                        3,724,544                3,996,061
--------------------------------------------------------------------------------
  End of Period                             $4,108,136               $3,724,544
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Explorer Fund Investor Shares


                                                          SIX MONTHS                  YEAR ENDED OCTOBER 31,
                                                               ENDED      ---------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD         APR. 30, 2003       2002      2001      2000      1999      1998
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $44.60     $51.91    $77.28    $61.49    $49.60    $62.31
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                (.011)     (.005)      .15       .25       .21       .21
  Net Realized and Unrealized Gain (Loss)
    on Investments                                            2.726     (7.200)   (11.36)    23.80     12.18     (6.82)
-----------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                          2.715     (7.205)   (11.21)    24.05     12.39     (6.61)
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                        (.005)     (.105)     (.25)     (.23)     (.20)     (.25)
  Distributions from Realized Capital Gains                      --         --    (13.91)    (8.03)     (.30)    (5.85)
-----------------------------------------------------------------------------------------------------------------------
    Total Distributions                                       (.005)     (.105)   (14.16)    (8.26)     (.50)    (6.10)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $47.31     $44.60    $51.91    $77.28    $61.49    $49.60
=======================================================================================================================

TOTAL RETURN                                                   6.09%    -13.93%   -16.22%    42.56%    25.14%   -11.22%
=======================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                       $3,718     $3,432    $3,996    $4,566    $2,484    $2,196
  Ratio of Total Expenses to Average Net Assets               0.78%*      0.70%     0.72%     0.71%     0.74%     0.62%
  Ratio of Net Investment Income (Loss) to
    Average Net Assets                                      (0.06%)*    (0.01%)     0.24%     0.36%     0.36%     0.37%
  Portfolio Turnover Rate                                       66%*        69%       77%      123%       79%       72%
=======================================================================================================================

*Annualized.

EXPLORER FUND ADMIRAL SHARES
================================================================================
                                                      SIX MONTHS        NOV. 12,
                                                           ENDED        2001* TO
                                                        APR. 30,        OCT. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2003            2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $41.43          $50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                    .028            .035
  Net Realized and Unrealized Gain (Loss)
    on Investments                                        2.535          (8.498)
--------------------------------------------------------------------------------
    Total from Investment Operations                      2.563          (8.463)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                    (.043)          (.107)
  Distributions from Realized Capital Gains                  --              --
--------------------------------------------------------------------------------
    Total Distributions                                   (.043)          (.107)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $43.95          $41.43
================================================================================

TOTAL RETURN                                               6.19%         -16.98%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                     $390            $293
  Ratio of Total Expenses to Average Net Assets          0.61%**         0.61%**
  Ratio of Net Investment Income to Average Net Assets   0.10%**          0.13%*
  Portfolio Turnover Rate                                  66%**             69%
================================================================================
 *Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on November 12, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of their primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2. FUTURES CONTRACTS: The fund uses S&P MidCap 400 and Russell 2000 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Granahan Investment Management, Inc., Wellington Management Company, llp, Grantham, Mayo, Van Otterloo & Co. LLC ("GMO"), and Chartwell Investment Partners each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the adviser. The basic fees of Granahan, Wellington, and Chartwell are subject to quarterly adjustments based on performance for the preceding three years relative to a combination of the Russell 2000 Growth Index and the Small Company Growth Fund Stock Index (an index of the stocks held by the largest small-capitalization stock mutual funds) for periods prior to January 31, 2003, and their new benchmark, the Russell 2500 Growth Index, beginning January 31, 2003. The basic fee of GMO is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2000 Growth Index for periods prior to January 31, 2003, and its new benchmark, the Russell 2500 Growth Index, beginning January 31, 2003. The benchmark changes will be fully phased in by January 2006.

     The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $304,000 for the six months ended April 30, 2003.

     For the six months ended April 30, 2003, the aggregate investment advisory fee represented an effective annual basic rate of 0.22% of the fund's average net assets before an increase of $1,591,000 (0.08%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2003, the fund had contributed capital of $709,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.71% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisers to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the six months ended April 30, 2003, these arrangements reduced the fund's expenses by $269,000 (an annual rate of 0.01% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

     The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2002, the fund had available realized losses of $580,717,000 to offset future net capital gains of $201,887,000 through October 31, 2009, and $378,830,000 through October 31,
2010. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2003; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

     At April 30, 2003, net unrealized appreciation of investment securities for tax purposes was $92,618,000, consisting of unrealized gains of $591,820,000 on securities that had risen in value since their purchase and $499,202,000 in unrealized losses on securities that had fallen in value since their purchase.

     At April 30, 2003, the aggregate settlement value of open futures contracts expiring in June 2003 and the related unrealized appreciation were:

================================================================================
                                                           (000)
                                     -------------------------------------------
                                                       AGGREGATE      UNREALIZED
                                          NUMBER OF   SETTLEMENT    APPRECIATION
FUTURES CONTRACTS                    LONG CONTRACTS        VALUE  (DEPRECIATION)
--------------------------------------------------------------------------------
S&P MidCap 400 Index                            130     $ 28,519          $3,043
Russell 2000 Index                              663      132,152           9,831
================================================================================

Unrealized appreciation on open futures contracts is required to be treated as realized gain for tax purposes.

F. During the six months ended April 30, 2003, the fund purchased $1,293,360,000 of investment securities and sold $1,165,842,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at April 30, 2003, was $77,254,000, for which the fund held cash collateral of $82,146,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

H. Capital share transactions for each class of shares were:

============================================================================================
                                                    SIX MONTHS ENDED         YEAR ENDED
                                                     APRIL 30, 2003        OCTOBER 31, 2002
                                                   ------------------     ------------------
                                                   AMOUNT      SHARES      AMOUNT     SHARES
                                                    (000)       (000)       (000)      (000)
--------------------------------------------------------------------------------------------
Investor Shares
  Issued                                       $ 441,909       9,785  $1,165,688     21,456
  Issued in Lieu of Cash Distributions               380           8       7,898        133
  Redeemed                                      (365,742)     (8,149) (1,164,496)   (21,632)
                                              ----------------------------------------------
    Net Increase (Decrease)--Investor Shares      76,547       1,644       9,090        (43)
                                              ----------------------------------------------
Admiral Shares
  Issued                                         105,968       2,549    434,053       8,238
  Issued in Lieu of Cash Distributions               287           7        169           3
  Redeemed                                       (31,094)       (748)   (54,255)     (1,177)
                                              ----------------------------------------------
    Net Increase (Decrease)--Admiral Shares       75,161       1,808     379,967      7,064
                                              ----------------------------------------------
============================================================================================

================================================================================
THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers. The dates in parentheses below show when each trustee was initially elected.

=========================================================================================================================
JOHN J. BRENNAN*        Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc.,
(1987)                  and of each of the investment companies served by The Vanguard Group.
-------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
CHARLES D. ELLIS        The Partners of '63 (pro bono ventures in education); Senior Adviser to Greenwich Associates
(2001)                  (international business strategy consulting); Successor Trustee of Yale University; Overseer of
                        the Stern School of Business at New York University; Trustee of the Whitehead Institute for
                        Biomedical Research.

RAJIV L. GUPTA          Chairman and Chief Executive Officer (since October 1999), Vice Chairman (January-September 1999),
(2001)                  and Vice President (prior to September 1999) of Rohm and Haas Co. (chemicals); Director of
                        Technitrol, Inc. (electronic components), and Agere Systems (communications components); Board
                        Member of the American Chemistry Council; Trustee of Drexel University.

JOANN HEFFERNAN HEISEN  Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson &
(1998)                  Johnson (pharmaceuticals/consumer products); Director of the Medical Center at Princeton and
                        Women's Research and Education Institute.

BURTON G. MALKIEL       Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Vanguard
(1977)                  Investment Series plc (Irish investment fund) (since November 2001), Vanguard Group (Ireland)
                        Limited (Irish investment management firm) (since November 2001), Prudential Insurance Co. of
                        America, BKF Capital (investment management firm), The Jeffrey Co. (holding company), and
                        NeuVis, Inc. (software company).

ALFRED M. RANKIN, JR.   Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift
(1993)                  trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director until 1998 of Standard Products Company (a supplier for the automotive industry).

J. LAWRENCE WILSON      Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of
(1985)                  Cummins Inc. (diesel engines), MeadWestvaco Corp. (paper products), and AmerisourceBergen Corp.
                        (pharmaceutical distribution); Trustee of Vanderbilt University.
-------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. GREGORY BARTON       Secretary; Managing Director and General Counsel of The Vanguard Group, Inc. (since September
                        1997); Secretary of The Vanguard Group and of each of the investment companies served by The
                        Vanguard Group; Principal of The Vanguard Group (prior to September 1997).

THOMAS J. HIGGINS       Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.
-------------------------------------------------------------------------------------------------------------------------

*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

--------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Client Relationship Group.
JAMES H. GATELY, Investment Programs and Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

[SHIP]
Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Admiral, Explorer, Wellington, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER
The photographs of the sails and ship that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C) 2003 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q242 062003

Item 2: Code(s) of Ethics - Not applicable to this semi-annual report.

Item 3: Audit Committee Financial Expert - Not applicable to this semi-annual report.

Item 4: Principal Accountant Fees and Services - Not applicable to this semi-annual report.

Item 5: Not Applicable.

Item 6: Reserved.

Item 7: Not applicable.

Item 8: Reserved.

Item 9: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Controls. There were no significant changes in Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10: Exhibits attached hereto.  (Attach certifications as exhibits)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

            VANGUARD EXPLORER FUND

BY:_____________(signature)________________
               (HEIDI STAM)
             JOHN J. BRENNAN*
         CHIEF EXECUTIVE OFFICER

Date:  June 16, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

            VANGUARD EXPLORER FUND


BY:_____________(signature)________________
               (HEIDI STAM)
             JOHN J. BRENNAN*
         CHIEF EXECUTIVE OFFICER

Date: :  June 16, 2003

            VANGUARD EXPLORER FUND


BY:_____________(signature)________________
               (HEIDI STAM)
            THOMAS J. HIGGINS*
                TREASURER

Date: :  June 16, 2003

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.